                                   ASTON FUNDS


                        ASTON/TAMRO LARGE CAP VALUE FUND
                           ASTON/TAMRO SMALL CAP FUND
               (EACH A "FUND" AND COLLECTIVELY, THE "TAMRO FUNDS")

                        SUPPLEMENT DATED MAY 11, 2007 TO
               ASTON FUNDS CLASS N AND CLASS I SHARES PROSPECTUSES
                               DATED MARCH 1, 2007

                                IMPORTANT NOTICE

     On April 13, 2007, TAMRO Capital Partners, LLC ("TAMRO") and ABN AMRO Asset Management Holdings, Inc. ("ABN AMRO") (collectively the "Sellers"), entered into an asset purchase agreement ("Asset Purchase Agreement") with Tasho Investment, LLC ("Purchaser") under which Purchaser will purchase substantially all of the assets and liabilities of TAMRO related to its investment advisory business. The transaction is referred to herein as the "Buyback Transaction." Purchaser will be owned primarily by the current executive officers of TAMRO. The Buyback Transaction will result in the termination of the current Sub-Investment Advisory Agreement between each Fund and TAMRO. The Investment Company Act of 1940, as amended ("1940 Act"), requires shareholders to approve the new Sub-Investment Advisory Agreement between Aston and Tasho with respect to each Fund in order for it to become effective. As soon as practicable following the transaction, Purchaser will assume the name of TAMRO Capital Partners, LLC.

     The Board of Trustees of the Aston Funds has approved a new Sub-Investment Advisory Agreement, with substantially the same terms as the existing agreement, to become effective upon the closing, subject to approval by the shareholders of the TAMRO Funds. No change in portfolio manager is anticipated as a result of the Buyback Transaction. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the second quarter of 2007.



                                    * * * * *